Provisions	6 Months Ended
Jun. 30, 2020
Disclosure of provision matrix [abstract]
Provisions	Provisions
a)    Provisions for Pensions and other post-retirements obligations and Other long term employee benefits
The variation experienced by the balance of the Pensions and other post-retirements obligations and other long term employee benefits from 31 December 2019 to 30 June 2020, is mainly due to payments for benefits in the first semester as well as the reduction of EUR 326 million partially due to the post-employment obligations assumed by the Group in Spain, as a result of the option offered to certain beneficiaries to anticipate the collection of lifetime pensions in the form of a single or deferred payment for up to 5 years, and to exchange rate changes (decrease in the Brazilian real). This negative change in the heading is partially offset by higher net actuarial losses as a result of changes in actuarial assumptions (see Note 11.c).
b)    Provisions for taxes and other legal contingencies and Other provisions
Set forth below is the detail, by type of provision, of the balances at 30 June 2020 and at 31 December 2019 of Provisions for taxes and other legal contingencies and Other provisions. The types of provision were determined by grouping together items of a similar nature:

	Million euros
	30-06-2020	31-12-2019
Provisions for taxes	581	759
Provisions for employment-related proceedings (Brazil)	591	776
Provisions for other legal proceedings	1,169	1,522
Provision for customer remediation	674	725
Regulatory framework-related provisions	21	67
Provision for restructuring	638	641
Other	896	1,018
	4,570	5,508
Relevant information is set forth below in relation to each type of provision shown in the preceding table:
The provisions for taxes include provisions for tax-related proceedings.
The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor's office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.
The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Santander Group companies.
The provisions for customer remediation include the estimated cost of payments to remedy errors relating to the sale of certain products in the UK and the estimated cost of the Banco Popular Español, S.A.U. floor clauses. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.
The regulatory framework-related provisions include mainly the provisions for the extraordinary contribution to FSCS (Financial Services Compensation Scheme) and the Bank Levy in the UK, and those relating to Banking Tax in Poland.
The provisions for restructuring include only the direct costs arising from restructuring processes carried out by the various Group companies.
Qualitative information on the main litigation is provided in Note 10.c.
Our general policy is to record provisions for tax and legal proceedings in which we assess the chances of loss to be probable and we do not record provisions when the chances of loss are possible or remote. We determine the amounts to be provided for as our best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.
The changes in provisions arising from civil contingencies and legal nature are disclosed in this note.
The main changes in provisions in the first six months of 2020 are as follows:
Regarding the provisions for labor processes and others of a legal nature, Brazil has charged EUR 104 million and EUR 78 million, respectively, using provisions of EUR 82 million and EUR 55 million, respectively, and the rest of the deviation is due to currency depreciation.
Regarding the provisions arising for customer remediation the United Kingdom has set aside EUR 6 million. On the other hand, EUR 43 million has been used in the United Kingdom. Additionally, EUR 14 million has been set aside in Poland to cover the mortgage portfolio in CHF in the first half of the year.
Regarding in provisions constituted by regulatory framework, EUR 45 million in the first six months in United Kingdom has been used (Bank Levy and FSCS). In addition, EUR 64 million have been charged and paid in the first six months in Poland.
In addition, in the provisions for restructuring, the United Kingdom has set aside EUR 39 million, EUR 7 million in Poland and EUR 21 million in Consumer Group. This increase is partially offset by the use of EUR 39 million and EUR 92 million in the United Kingdom and Spain, respectively.
c)    Litigation and other matters
i. Tax-related litigation
At 30 June 2020 the main tax-related proceedings concerning the Group were as follows:
-   Legal actions filed by Banco Santander (Brasil) S.A. and other Group entities to avoid the application of Law 9.718/98, which modifies the basis to calculate PIS and COFINS social contribution, extending it to all the entities income, and not only to the income from the provision of services. In relation of Banco Santander (Brasil) S.A. process, in May 2015 the Federal Supreme Court (FSC) admitted the extraordinary appeal filed by the Federal Union regarding PIS, and dismissed the extraordinary appeal lodged by the Brazilian Public Prosecutor's Office regarding COFINS contribution, confirming the decision of Federal Regional Court favourable to Banco Santander (Brasil) S.A. of August 2007. The appeals filed by the other entities before the Federal Supreme Court, both for PIS and COFINS, are still pending. These claims are fully provisioned.Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (IRPJ and CSLL) in relation to different administrative processes of various years on the ground that the requirements under the applicable legislation were not met. The appeals are pending decision in CARF. No provision was recognised in connection with the amount considered to be a contingent liability.
-    Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
-     Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss
-   In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios Ltda. (DTVM, currently Santander Brasil Tecnologia S.A.) and Banco Santander (Brasil) S.A. in relation to the Provisional Tax on Financial Movements (CPMF) of the years 2000, 2001 and part of 2002. In July 2015, after the unfavourable decision of CARF, both entities appealed at Federal Justice in a single proceeding. In June 2019 this action has been dismissed, and the resolution has been appealed to the higher court. There is a provision recognised for the estimated loss.
-    In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brazil), currently Zurich Santander Brasil Seguros e Previdência S.A., as the successor by merger to ABN AMRO Brasil dois Participações S.A., in relation to income tax (IRPJ and CSLL) for 2005, questioning the tax treatment applied to a sale of shares of Real Seguros, S.A. The administrative discussion ended unfavourably, and the CARF decision has been appealed at the Federal Justice. As the former parent of Santander Seguros S.A. (Brasil), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognised in connection with this proceeding as it is considered to be a contingent liability.
-     In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to corporate income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortisation of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortisation performed after the merger. Actually it is appealed before the Higher Chamber of CARF. No provision was recognised in connection with this proceeding as it was considered to be a contingent liability.
- Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortisation of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A from years 2007 to 2012. No provision was recognised in connection with this matter as it was considered to be a contingent liability.
- Banco Santander (Brasil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for such amount since it is considered to be a contingent liability.
- Banco Santander (Brasil) S.A. is involved in appeals in relation to infringement notices initiated by tax authorities regarding the offsetting of tax losses in the CSLL (‘Social Contribution on Net Income’) of year 2009. The appeal is pending decision in CARF. No provision was recognised in connection with this matter as it is considered to be a contingent liability.
The total amount for the aforementioned Brazil lawsuits related to tax legal obligations or with probable loss risk is approximately EUR 850 million, fully provisioned, and the total amount for tax litigation with possible loss risk is approximately EUR 3,047 million.
- Banco Santander has appealed before European Courts the Decisions 2011/5/CE of 28 October 2009, and 2011/282/UE of 12 January 2011 of the European Commission, ruling that the deduction regulated pursuant to Article 12.5 of the Corporate Income Tax Law constituted illegal State aid. On November 2018 the General Court confirmed these Decisions but these judgements have been appealed at the Court of justice of the European Union. The dismissal of this appeal would not have effect on equity.
At the date of approval of these interim financial statements certain other less significant tax-related proceedings were also in progress.
ii. Non-tax-related proceedings
At 30 June 2020, the main non-tax-related proceedings concerning the Group were as follows:
- Payment Protection Insurance (PPI): claims associated with the sale by Santander UK plc of payment protection insurance or PPI to its customers. As of 30 June 2020, the remaining provision for PPI redress and related costs amounted to GBP 151 million (EUR 166 million) (2019: GBP 189 million (EUR 222 million)). There was no additional provision in the first semester of 2020.
Given the passing of the Financial Conduct Authority’s deadline of 29 August 2019 for PPI complaints, the level of judgment required by management in determining appropriate assumptions has reduced. At 30 June 2020, the key assumptions in calculating the provision were around the estimated PPI penetration of August complaints.
The uphold rates are informed by historical experience and the average cost of redress can be predicted reasonably accurately given that management is dealing with a high volume and reasonably homogenous population.
Cumulative complaints from the inception of the PPI complaints process to 30 June 2020, regardless of the likelihood of Santander UK plc incurring a liability, were 4.5 millions. This includes 290,000 that were still being reviewed. Future expected complaints were 8,000. In addition, there are legal claims being made by Claims Management Companies challenging the FCA's industry guidance on the treatment of Plevin/recurring non-disclosure assessments.
The provision for conduct remediation recognised represents management’s best estimate of Santander UK plc’s liability in respect of mis-selling of PPI policies.
-     Delforca: dispute arising from equity swaps entered into by Gaesco (now Delforca 2008, S.A.) on shares of Inmobiliaria Colonial, S.A. Banco Santander, S.A. is claiming to Delforca a total of EUR 66 million from the liquidation of the swaps. Mobiliaria Monesa, S.A. (Delforca’s parent company) has commenced a civil proceeding against the Bank claiming damages which, as of date have not been determined. The proceeding has been stayed because the jurisdiction of the Court has been challenged. Within insolvency proceedings before the Commercial Court, both Delforca and Mobiliaria Monesa have instigated a claim against the Bank seeking the recovery of EUR 56.8 million that the Bank received from the liquidation of the swap. The Bank has filed a claim against Delforca seeking the Bank's recognition of its right to receive the credit. At 30 June 2020, the risk is considered remote. The Bank has not recognised any provisions in this connection.
-    Former employees of Banco do Estado de São Paulo S.A., Santander Banespa, Cia. de Arrendamiento Mercantil: a claim was filed in 1998 by the association of retired Banespa employees (AFABESP) requesting the payment of a half-yearly bonus contemplated in the by-laws of Banespa in the event that Banespa obtained a profit and that the distribution of this profit were approved by the Board of Directors. The bonus was not paid in 1994 and 1995 since Banespa had not made a profit during those years. Partial payments were made from 1996 to 2000, as approved by the Board of Directors. The relevant clause was eliminated in 2001. The Regional Labor Court and the High Employment Court ordered Santander (Brasil) S.A., as successor to Banespa, to pay this half-yearly bonus for the period from 1996 to the present. On 20 March 2019, a decision from the Federal Court of Justice (Supremo Tribunal Federal, or “STF”) rejected the extraordinary appeal filed by Santander Brasil. A rescission action was brought to revert the decision in the main proceedings and suspend procedural enforcement. The external legal advisor of the Bank has classified the risk of loss as probable. The current court decision does not define a specific amount to be paid by the defendants (this would only be determined once a final decision is issued and the enforcement process has begun).
-     “Planos Económicos”: like the rest of the banking system in Brasil, Santander Brasil has been the target of customer complaints and collective civil suits stemming from legislative changes and its application to bank deposits, fundamentally ('economic plans'). At the end of 2017, there was an agreement between regulatory entities and the Brazilian Federation of Banks (Febraban), already approved by the Supremo Tribunal Federal, with the purpose of closing the lawsuits. Discussions focused on specifying the amount to be paid to each affected client according to the balance in their notebook at the time of the Plan. Finally, the total value of the payments will depend on the number of endorsements they have made and the number of savers who have demonstrated the existence of the account and its balance on the date the indexes were changed. In November 2018, the STF ordered the suspension of all economic plan processes for two years from May 2018.
On May 29, 2020, the Supremo Tribunal Federal approved the extension of the agreement for 5 additional years starting from 3 June 2020. Condition for this extension was to include in the agreement actions related to the "Collor I Plan". The provisions recorded for the economic plan processes are considered to be sufficient.
-   Floor clauses (“cláusulas suelo”): in consequence of the acquisition of Banco Popular Español, S.A.U, the Group has been exposed to a material number of transactions with floor clauses. The so-called "floor clauses" or minimum clauses are those under which the borrower accepts a minimum interest rate to be paid to the lender, regardless of the applicable reference interest rate. Banco Popular Español, S.A.U. included "floor clauses" in certain asset transactions with customers. In relation to this type of clauses, and after several rulings made by the Court of Justice of the European Union and the Spanish Supreme Court, and the extrajudicial process established by the Spanish Royal Decree-Law 1/2017, of 2 January, Banco Popular Español, S.A.U. made extraordinary provisions that were updated in order to cover the effect of the potential return of the excess interest charged for the application of the floor clauses between the contract date of the corresponding mortgage loans and May 2013. The Group considered that the maximum risk associated with the floor clauses applied in its contracts with consumers, in the most severe and not probable scenario, would amount to approximately EUR 900 million, as initially measured and without considering the returns performed. For this matter, after the purchase of Banco Popular Español, S.A.U., EUR 402 million provisions have been used by the Group (EUR 238 million in 2017, EUR 119 million in 2018 and EUR 45 million in 2019) mainly for refunds as a result of the extrajudicial process mentioned above. As of 30 June 2020, the amount of the Group's provisions in relation to this matter amounts to EUR 80 million (31 December 2019: EUR 80 million).
-   Banco Popular´s acquisition: considering the declaration setting out the resolution of Banco Popular Español, S.A.U., the redemption and conversion of its capital instruments and the subsequent transfer to Banco Santander, S.A. of the shares resulting from this conversion in exercise of the resolution instrument involving the sale of the institution's business, in the application accordance with the single resolution framework regulation referred to in Note 3 of the 2019 consolidated annual accounts, some investors have filed claims against the EU’s Single Resolution Board decision, the FROB's resolution executed in accordance to the aforementioned decision, and claims have been filed and may be filed in the future against Banco Santander, S.A. or other Santander Group companies deriving from or related to the acquisition of Banco Popular Español, S.A.U..

At this stage, it is not possible to foresee the total number of claims that could be filed by the former holders of shares and capital instruments (arising from the acquisition by investors of such shares and capital instruments of Banco Popular Español, S.A.U. prior to resolution, including in particular, without limitation, the shares acquired in the context of the capital increase with pre-emptive subscription rights carried out in 2016), and their economic implications (especially considering that the decision to resolve in application of the new regulation has no precedent, and that it may be possible that future claims do not specify a specific amount, put forward new legal interpretations or involve a large number of parties).
The estimated cost of any compensation to shareholders and bondholders of Banco Popular recognised in 2017 amounted to EUR 680 million, of which EUR 535 million were applied to the commercial loyalty program. The provisions recorded are considered sufficient to cover the risks associated with the court claims currently being dealt with. However, if additional amounts have to be paid for claims already raised with an undetermined economic interest or for new claims, this could have a significant adverse effect on the Santander Group's results and financial situation.
Likewise, the Central Court of Instruction 4 is currently conducting preliminary proceedings 42/2017, in which, amongst other things, is being investigated the following: (i) the accuracy of the prospectus for the capital increase with pre-emptive subscription rights carried out by Banco Popular in 2016; And (ii) the alleged manipulation of the share price of Banco Popular until the resolution of the bank, in June 2017. During the course of the proceedings, on 15 January 2019, the Spanish National Court, applying article 130.2 of the Spanish Criminal Code, declared the Bank the successor entity to Banco Popular Español, S.A.U. (following the merger of the Bank and Banco Popular Español, S.A.U. on 28 September 2018), and, as a result, determined that the Bank assumed the role of the party being investigated in the criminal proceeding. The decision was appealed and on 30 April 2019, the Spanish National Court ruled in favor of Banco Santander, S.A. declaring that Banco Santander, S.A. cannot inherit Banco Popular’s potential criminal liability. This ruling was appealed before the Supreme Court who have rejected the appeal. In this procedure, Banco Santander has the status of possible subsidiary civil liability.
-    German shares investigation: the Cologne Public Prosecution Office is conducting an investigation against the Bank, and other group entities based in UK - Santander UK plc, Santander Financial Services Plc and Cater Allen International Limited -, in relation to a particular type of tax dividend linked transactions known as cum-ex transactions. The Group is cooperating with the German authorities. According to the state of the investigations, the results and the effects for the Group, which may potentially include the imposition of financial penalties, cannot be anticipated. The Bank has not recognised any provisions in relation to the potential imposition of financial penalties.
- Attorneys General Investigation of auto loan securitisation transactions and fair lending practices: in October 2014, May 2015, July 2015 and February 2017, Santander Consumer USA Inc. (SC) received subpoenas and/or Civil Investigative Demands (CIDs) from the Attorneys General of the U.S. states of California, Illinois, Oregon, New Jersey, Maryland and Washington under the authority of each state's consumer protection statutes. These states serve on behalf of a group of 33 state Attorneys General. The subpoenas and CIDs contained broad requests for information and the production of documents related to SC’s underwriting, securitization, the recovery efforts servicing and collection of non prime vehicle loans. SC responded to these requests within the deadlines specified and has otherwise cooperated with the Attorneys General with respect to this matter. On 19 May 2020, SC entered into settlements with all the attorneys general resolving this investigation. SC is fully reserved for the settlement.
-     Financial Industry Regulatory Authority (“FINRA”) Puerto Rico Arbitrations: as of 30 June 2020, Santander Securities LLC (SSLLC) had received 764 FINRA arbitration cases related to Puerto Rico Bonds issued by public and public related entities, as well as Puerto Rico closed-end funds (CEFs). The statements of claims allege, among other things, fraud, negligence, breach of fiduciary duty, breach of contract, unsuitability, over-concentration of the investments and failure to supervise. There were 346 arbitration cases that remained pending as of 30 June 2020.
As a result of various legal, economic and market factors impacting or that could impact of the value Puerto Rico bonds and CEFs, it is possible that additional arbitration claims and/or increased claim amounts may be asserted against SSLLC in future periods. The provisions recorded for these matters are considered sufficient.
- IRPH Index: a portion of our Spanish mortgage loan portfolio bears interest at a rate indexed to the “Índice de Referencia de Préstamos Hipotecarios” known as “IRPH” which, at the time the contracts were entered into, served as reference rate for many mortgage loan agreements in Spain and was published by the Bank of Spain. Consumers in Spain have brought lawsuits against most of the Spanish banking sector alleging that the use and related disclosures of such rate did not comply with the transparency requirements of European regulation. On 14 December 2017, the Supreme Court of Spain ruled that these clauses were valid, as the IRPH is an official rate and therefore non-subject to transparency requirements. The matter was referred to the Court of Justice of the European Union through a preliminary ruling procedure. On 3 March 2020 the CJUE rendered its decision.
The CJUE ruled that, being the IRPH a valid index, national courts are entitled to examine its use on each particular contract in order to verify whether the transparency requirements have been met. When carrying out the transparency control, national courts have to take into account all the circumstances surrounding the conclusion of the particular contract, including whether essential information relating to the calculation of that rate was easily accessible and the provision of data relating to past fluctuations of the index. Finally, with regard to the effects of nullity of an IRPH index clause, the CJUE entitles national courts to substitute it with another statutory index, thus not declaring the nullity of the whole contact.
While the uncertainty regarding the effects of the CJUE judgment remain, it is expected that national courts will follow the case-law set by the Spanish Supreme Court in 2017. Therefore, it is not possible still to estimate the potential exposure. Currently, the balance of the relevant mortgage loans held by us equals approximately EUR 3,254 million.
- Banco Santander, S.A. has been sued in a legal proceeding in which the plaintiff alleges that a contract was concluded whereby he would be entrusted with the functions of CEO of the Bank. In the complaint, the claimant mainly requests a declaratory ruling that affirms the validity and conclusion of such contract and its enforcement together with the payment of certain amounts. If the main request is not granted, the claimant seeks compensation for a total amount of approximately EUR 112 million or, an alternative relief for other minor amounts. Banco Santander, S.A. has answered to the complaint. In this answer, it is stated that the conditions to which the appointment was subject to were not met and that the contract required by law was not concluded. The proceeding is ongoing.
- CHF Polish Mortgage Loans: On 3 October 2019, the Court of Justice of the European Union (CJEU) rendered its decision in relation to a lawsuit against an unrelated bank in Poland, with regards to unfair contractual clauses in consumer agreements, specifically the consequences of potentially unfair contractual clauses in CHF-indexed loan agreements. The CJEU has left to Polish courts the decision on whether the whole contract can be maintained once the abusive terms have been removed, which should in turn decide whether the effects of the annulment of the contract are prejudicial to the consumer. In that case, the court may only integrate the contract with default provisions of national law and decide, in accordance with those provisions, on the applicable rate.
As at 30 June 2020, the Group has a portfolio of mortgage loans denominated in, or indexed to, CHF of approximately PLN 10,114 million (EUR 2,276 million).
In 2019 the Group (Santander Bank Polska S.A. and Santander Consumer Bank S.A.) in Poland created PLN 173 million (EUR 40.9 million) provision for CHF. On June 2020, the provision was increased by PLN 63.2 million (EUR 14.2 million).This provision represents the best estimate to date given the difficulty to predict the financial impact, as, it is for national courts to decide the relevant issues.
The Bank and the other Group companies are subject to claims and, therefore, are party to certain legal proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters.
With the information available to it, the Group considers that, at 30 June 2020, it had reliably estimated the obligations associated with each proceeding and had recognised, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal risks. Subject to the qualifications made, it also believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position or results of operations.